Exhibit 10.1

FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

January 11, 2013

among

ATLAS RESOURCE PARTNERS, L.P.,

as Borrower,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

WELLS FARGO SECURITIES, LLC,

as Joint Lead Arranger and Joint Bookrunner

CITIBANK, N.A.,

as Joint Lead Arranger, Joint Bookrunner and Syndication Agent

JPMORGAN CHASE BANK, N.A.,

DEUTSCHE BANK SECURITIES INC., and

BANK OF AMERICA, N.A.,

as Co-Documentation Agents

FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of January 11, 2013 (the “Fourth Amendment Effective Date”), is among ATLAS RESOURCE PARTNERS, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 5, 2012 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to amend certain terms of the Credit Agreement including, without limitation, to reduce the amount of the automatic reduction in the Borrowing Base that will occur with respect to the Borrower’s issuance of up to $300,000,000 of Senior Notes on or prior to March 31, 2013 from 25% of the stated amount of such Senior Notes to 15% of the stated amount of such Senior Notes, to be effective as of the Fourth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“Fourth Amendment” means that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January [    ], 2013, among the Borrower, the Guarantors, the Administrative Agent and the Lenders.

“Fourth Amendment Effective Date” means January 11, 2013.

2.2 Amended Definitions. The definitions of “Loan Documents”, “Oil and Gas Reserve Borrowing Base”, “Partnership Interest Borrowing Base”, “Well Services Borrowing Base”, and “Working Interest Borrowing Base” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Intercreditor Agreement, the Second Lien Intercreditor Agreement and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

“Oil and Gas Reserve Borrowing Base” means, at any time of determination, an amount equal to the sum of the Working Interest Borrowing Base plus the Partnership Interest Borrowing Base, as the same may be adjusted from time to time between Redetermination Dates pursuant to Section 2.07(f), Section 2.07(h) or Section 8.12(d).

“Partnership Interest Borrowing Base” means, at any time of determination, the amount determined as the Partnership Interest Borrowing Base in accordance with Section 2.07, as the same may be adjusted from time to time between Redetermination Dates pursuant to Section 2.07(f), Section 2.07(h) or Section 8.12(d); provided that in no event shall the “Partnership Interest Borrowing Base” exceed the lesser of (a) the Working Interest Borrowing Base and (b) $60,000,000.

“Well Services Borrowing Base” means, at any time of determination, an amount equal to the product of 2.50 multiplied by the Well Services Income as the same may be adjusted from time to time in between Redetermination Dates pursuant to Section 2.07(f); provided that in no event shall the “Well Services Borrowing Base” exceed 15% of the Oil and Gas Reserve Borrowing Base.

“Working Interest Borrowing Base” means, at any time of determination, the amount determined as the Working Interest Borrowing Base in accordance with Section 2.07, as the same may be adjusted from time to time between Redetermination Dates pursuant to Section 2.07(f), Section 2.07(h) or Section 8.12(d).

2.3 Amendment to Section 2.07(f) of the Credit Agreement. Section 2.07(f) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(f) Reduction of Borrowing Base Upon Issuance of Senior Notes. In addition to the other redeterminations of the Borrowing Base provided for herein, and notwithstanding anything to the contrary contained herein, upon the issuance of any Senior Notes permitted by Section 9.02(h), the Borrowing Base then in effect shall be automatically reduced by an amount equal to (i) with respect to an aggregate stated principal amount of Senior Notes up to $300,000,000 issued on or after the Fourth Amendment Effective Date and on or prior to March 31, 2013, the product of 0.15 multiplied by the stated principal amount of such Senior Notes (without regard to any initial issue discount), and (ii) with respect to all other issuances of Senior Notes, the product of 0.25 multiplied by the stated principal amount of such Senior Notes (without regard to any initial issue discount), and, in each case, the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks, and the Lenders on such date until the next redetermination or modification of the Borrowing Base pursuant to this Agreement. Notwithstanding anything to the contrary contained in this Agreement, any reduction of the Borrowing Base pursuant to this Section 2.07(f) shall be comprised of a pro rata reduction in the Working Interest Borrowing Base, the Partnership Interest Borrowing Base and the Well Services Borrowing Base.

Section 3. Conditions Precedent. The effectiveness of this Fourth Amendment is subject to the following:

3.1 The Administrative Agent shall have received counterparts of this Fourth Amendment from the Loan Parties and the Majority Lenders.

3.2 The conditions set forth in Section 6.02 of the Credit Agreement shall be satisfied.

Section 4. Miscellaneous.

4.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Fourth Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct when made), and (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Fourth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fourth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally.

4.3 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

4.4 No Oral Agreement. THIS WRITTEN FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 Governing Law. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[signature pages follow]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:	ATLAS RESOURCE PARTNERS, L.P.

	By:	Atlas Resource Partners GP, LLC, its general partner

		By:	/s/ Sean McGrath
		Name:	Sean McGrath
		Title:	Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company

ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC, a Delaware limited liability company

ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company

ATLAS ENERGY OHIO, LLC, an Ohio limited liability company

ATLAS ENERGY TENNESSEE, LLC, a Pennsylvania limited liability company

ATLAS NOBLE, LLC, a Delaware limited liability company

ATLAS RESOURCES, LLC, a Pennsylvania limited liability company

REI-NY, LLC, a Delaware limited liability company

RESOURCE ENERGY, LLC, a Delaware limited liability company

RESOURCE WELL SERVICES, LLC, a Delaware limited liability company

VIKING RESOURCES, LLC, a Pennsylvania limited liability company

ARP BARNETT, LLC, a Delaware limited liability company

ARP OKLAHOMA, LLC, an Oklahoma limited liability company

ARP BARNETT PIPELINE, LLC, a Delaware limited liability company

ATLAS BARNETT, LLC, a Texas limited liability company

By:	/s/ Sean McGrath
Name:	Sean McGrath
Title:	Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:	/s/ Matt W. Coleman
Matt W. Coleman, Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CITIBANK, N.A., as a Lender

By:	/s/ Mason McGurrin
Name:	Mason McGurrin
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

NATIXIS, as a Lender

By:	/s/ Timothy Polvado
Name:	Timothy Polvado
Title:	Sr. Managing Director

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SOVEREIGN BANK, N.A., as a Lender

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	Senior Vice President

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter Shen
Name:	Peter Shen
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Kevin Chichester
Name:	Kevin Chichester
Title:	Director

By:	/s/ Calli S. Hayes
Name:	Calli S. Hayes
Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SUNTRUST BANK, as a Lender

By:	/s/ Scott Mackey
Name:	Scott Mackey
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMPASS BANK, as a Lender

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CADENCE BANK, N.A., as a Lender

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.